EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

Pursuant to 18 U.S.C. ss. 1350 (as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2003), I, the undersigned Chief Executive Officer of Transport Corporation of America, Inc. (the "Company"), hereby certify that the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date:  March 18, 2004                     /s/ Michael J. Paxton
                                 -----------------------------------------------
                                 Michael J. Paxton
                                 Chairman, President and Chief Executive Officer